     As filed with the Securities and Exchange Commission on April 27, 2001
                                                      Registration No. 333-53978


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------

                                Amendment No. 5
                                       to



                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 ---------------

                           CHAMPION ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

               Michigan                                 38-2743168
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

                          2701 Cambridge Ct., Suite 300
                          Auburn Hills, Michigan 48326
                                 (248) 340-9090
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                           John J. Collins, Jr., Esq.
              Senior Vice President, General Counsel and Secretary
                           Champion Enterprises, Inc.
                          2701 Cambridge Ct., Suite 300
                          Auburn Hills, Michigan 48326
                                 (248) 340-9090
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------
                                    copy to:

                            D. Richard McDonald, Esq.
                               Dykema Gossett PLLC
                        39577 Woodward Avenue, Suite 300
                           Bloomfield Hills, MI 48304

 Approximate date of commencement of proposed sale to public: From time to time after this Registration Statement is declared effective.

If the only securities being registered on this Form are being offered pursuant to dividend or investment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
    1933, other than securities offered only in connection with dividend or reinvestment plans, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

 If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                 ---------------


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                  -------------

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

                  A list of exhibits included as part of this Amendment to the Registration Statement is set forth below.



23(a)    Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Champion Enterprises, Inc. has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Auburn Hills, in the State of Michigan on April 27, 2001.


                                                CHAMPION ENTERPRISES, INC.



                                                By      *
                                                  ------------------------------
                                                  Name: Walter R. Young
                                                  Title: President and Chief
                                                  Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2001.



*                                               Chairman of the Board of
-------------------------------------           Directors, President and Chief
Walter R. Young                                 Executive Officer (Principal
                                                Executive Officer)


*                                               Executive Vice President and
-------------------------------------           Chief Financial Officer
Anthony S. Cleberg                              (Principal Financial Officer)



*                                               Vice President and Controller
-------------------------------------           (Principal Accounting Officer)
Richard Hevelhorst



*                                               Director
-------------------------------------
Robert W. Anestis


*                                               Director
-------------------------------------
Selwyn Isakow


*                                               Director
-------------------------------------
Ellen R. Levine

*                                               Director
-------------------------------------
Brian D. Jellison


*                                               Director
-------------------------------------
George R. Mrkonic


*                                               Director
-------------------------------------
Carl L. Valdiserri


*By:/s/ JOHN J.COLLINS, JR.
    -----------------------
       Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.                Description of Exhibits                                      Page No.
-----------                -----------------------                                      --------
23(a)                      Consent of PricewaterhouseCoopers LLP

















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